UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.             )

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Filed by a Party other than the Registrant    ☐

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☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

WD-40 COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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IMPORTANT ANNUAL MEETING INFORMATION

Shareholder Meeting Notice

Important Notice Regarding the Availability of Proxy Materials for the

WD-40 Company Shareholder Meeting to be Held on December 13, 2011

Under new Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at:

www.envisionreports.com/WDFC

Easy Online Access — A Convenient Way to View Proxy Materials and Vote

When you go online to view materials, you can also vote your shares.

Step 1: Go to www.envisionreports.com/WDFC to view the materials.

Step 2: Click on Cast Your Vote or Request Materials.

Step 3: Follow the instructions on the screen to log in.

Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before December 2, 2011 to facilitate timely delivery.

Shareholder Meeting Notice & Admission Ticket

WD-40 Company’s Annual Meeting of Shareholders will be held on December 13, 2011 at University of San Diego, Joan B. Kroc Institute for Peace & Justice, 5998 Alcalá Park, San Diego, CA 92110, at 2:00 p.m. Local Time.

Proposals — Management recommends a vote FOR the listed nominees and FOR Proposals 2 and 4, and for 1 YEAR on Proposal 3.

The Board of Directors recommends that you vote FOR the following proposals:

1.	To elect a Board of Directors for the ensuing year and until their successors are elected and qualified;

G.H. Bateman, P.D. Bewley, R.A. Collato, M.L. Crivello, L.A. Lang, G.O. Ridge, G. A. Sandfort and N.E. Schmale.

2.	Advisory Vote on Executive Compensation.
3.	To recommend, by non-binding vote, the frequency of executive compensation votes.
4.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year 2012.
5.	To consider and act upon such other business as may properly come before the meeting.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Directions to the WD-40 Company 2011 Annual Meeting		University of San Diego JOAN B. KROC INSTITUTE FOR PEACE & JUSTICE 5998 Alcalá Park, San Diego, CA 92110
Operations/Events Office 619-260-7808 DRIVING DIRECTIONS
CAMPUS MAP http://www.sandiego.edu/maps/
From the North (Los Angeles, La Jolla)
	•	Use I-5 (South), exit at Sea World Drive and Tecolote Road
	•	Turn Left on Tecolote Road.
	•	Right on Morena Blvd.
	•	Left on Napa Street to Linda Vista Road
	•	Make a left at the 1st stoplight on Linda Vista Road onto Marian Way, USD’s West Entrance.
	•	Stop at the entry kiosk to obtain a parking permit. If not staffed it is all right to park.
	•	Take 1st Left after security booth and enter the “West Lot”
	•	Look for “Shuttle pick-up” signs.

From the South (Downtown, Convention Center)
	•	Use I-5 (North) to I-8 (East) and exit at the first exit, Morena Blvd.
	•	Follow Morena Blvd, and bear right onto Linda Vista Road.
	•	Make a left at the 1st stoplight on Linda Vista Road onto Marian Way, USD’s West Entrance
	•	Stop at the entry kiosk to obtain a parking permit. If not staffed it is all right to park.
	•	Take 1st Left after security booth and enter the “West Lot”
	•	Look for “Shuttle pick-up” signs.

From the East
	•	Use I-8 (West), exit at Morena Blvd.
	•	Bear right onto Linda Vista Road.
	•	Make a left at the 2nd stoplight on Linda Vista Road onto Marian Way, USD’s West Entrance
	•	Stop at the entry kiosk to obtain a parking permit. If not staffed it is all right to park.
	•	Take 1st Left after security booth and enter the “West Lot”
	•	Look for “Shuttle pick-up” signs.

Here’s how to order a copy of the proxy materials and select a future delivery preference:

Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.

Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below.

If you request an email copy of current materials you will receive an email with a link to the materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.

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Internet – Go to www.envisionreports.com/WDFC. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a paper or email copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

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Telephone – Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

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Email – Send email to investorvote@computershare.com with “Proxy Materials WD-40 Company” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by December 2, 2011.

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on December 13, 2011

Meeting Information
WD-40 COMPANY	Meeting Type: Annual Meeting
For holders as of: October 17, 2011
Date: December 13, 2011 Time: 2:00 PM PST
Location: Institute Peace & Justice Bldg
University of San Diego 5998 Alcala Park San Diego, California 92110

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
1. Combined Document
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before November 29, 2011 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting items
The Board of Directors recommends that you vote FOR the following:
1. Election of Directors
Nominees
01 G.H. Bateman 02 P.D. Bewley 03 R.A. Collato 04 M.L. Crivello 05 L.A. Lang
06 G.O. Ridge 07 G. A. Sandfort 08 N.E. Schmale

The Board of Directors recommends you vote FOR the following proposal(s):

2      Advisory Vote on Executive Compensation

The Board of Directors recommends you vote 1 YEAR on the following proposal:

3      To recommend, by non-binding vote, the frequency of executive compensation votes.

The Board of Directors recommends you vote FOR the following proposal(s):

4      To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year 2012.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Voting Instructions